EXHIBIT 31.3

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO
17 CFR 240.13a-14(a)/15d-14(a),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Albert Tylis, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of NorthStar Asset Management Group Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 29, 2016	By:	/s/ ALBERT TYLIS
Albert Tylis
Chief Executive Officer